SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date  of  Report  (Date  of  earliest  event  reported):  March  15,  2000
                                                          ----------------



                             DELTA WOODSIDE INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


South  Carolina                        1-10095                      57-0535180
(State or other                     (Commission                   (IRS Employer
jurisdiction  of                     File Number)                 Identification
incorporation)                                                          No.)



                          233 N. Main Street, Suite 200
                        Greenville, South Carolina 29601
              (Address of principal executive offices) (Zip  Code)


       Registrant's telephone number, including area code: (864) 232-8301
                                                           --------------



          (Former name or former address, if changed since last report)

ITEM  5.  OTHER  EVENTS

     On  March  30,  2000:

     - Delta Apparel, Inc. ("Delta Apparel"), an indirect wholly-owned subsidiary of Delta Woodside Industries, Inc. ("Delta Woodside"), filed with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a Form 10/A (General Form for Registration of Securities Pursuant to
          Section 12(b) or 12(g) of the Securities Exchange Act of 1934) (File No. 1-15583) (the "Amended Delta Apparel Form 10") to register the shares of common stock (the "Delta Apparel Shares") of Delta Apparel to be distributed by Delta Woodside to the stockholders of Delta Woodside on a pro rata basis when the Delta Apparel distribution described in the Amended Delta Apparel Form 10 occurs; and

     - DH Apparel Company, Inc. (to be renamed Duck Head Apparel Company, Inc.) ("Duck Head"), an indirect wholly-owned subsidiary of Delta Woodside, filed with the SEC under the Exchange Act a Form 10/A (File No. 1-15585) (the "Amended Duck Head Form 10") to register the shares of common stock (the "Duck Head Shares") of Duck Head to be distributed by Delta Woodside to the stockholders of Delta Woodside on a pro rata basis when the Duck Head distribution described in the Amended Duck Head Form 10 occurs.

     The following portions of the Information Statement of Delta Apparel, included as Exhibit 99.1 to the Amended Delta Apparel Form 10, are incorporated herein by reference: "The Delta Apparel Distribution", "Relationships Among Delta Apparel, Delta Woodside and Duck Head" and "Interests of Directors and Executive Officers in the Delta Apparel Distribution". This information that is incorporated herein by reference is included as Exhibit 99.3 to this Report.

     The following portions of the Information Statement of Duck Head, included as Exhibit 99.1 to the Amended Duck Head Form 10, are incorporated herein by reference: "The Duck Head Distribution", "Relationships Among Duck Head, Delta Woodside and Delta Apparel" and "Interests of Directors and Executive Officers in the Duck Head Distribution". This information that is incorporated herein by reference is included as Exhibit 99.4 to this Report.

     Delta Woodside currently anticipates that in April 2000 its Board of Directors will declare the record date for the Delta Apparel distribution and the record date for the Duck Head distribution. Delta Woodside currently anticipates that the record date for each distribution will be a date near the end of April 2000, and that each distribution will occur on a date in May 2000.

Delta Woodside anticipates that the Delta Apparel distribution will occur as soon as reasonably practicable following the record date for the Delta Apparel distribution and that the Duck Head distribution will occur as soon as reasonably practicable following the record date for the Duck Head distribution.

     Completion of the Delta Apparel distribution is conditioned on several matters, including:

     -    Delta Apparel entering into credit facilities satisfactory to it; and

     - Delta Mills, Inc. (an indirect wholly-owned subsidiary of Delta Woodside) receiving an opinion satisfactory to it that the sale by it to Delta Apparel of the Rainsford yarn plant in Edgefield, South Carolina and related inventory is fair from a financial point of view to the holders of Delta Mills, Inc.'s 9-5/8% Senior Notes in the original principal amount of $150 million.

     Completion of the Duck Head distribution is conditioned on several matters, including:

     -    Duck Head entering into credit facilities satisfactory to it.

     On March 15, 2000, the Delta Woodside Board of Directors adopted resolutions amending the Shareholders Rights Agreement dated December 10, 1999 (the "Rights Agreement") between Delta Woodside and First Union National Bank, as Rights Agent. A "Right" governed by the Rights Agreement is attached to each outstanding share of Delta Woodside's common stock (the "Common Stock"), and, subject to the terms of the Rights Agreement, each Right entitles the registered holder thereof to purchase from Delta Woodside one quarter share of Common Stock at a cash exercise price of $5.00 per quarter share, subject to adjustment as provided in the Rights Agreement.

     Paragraph 11(c) of the Rights Agreement provides that the exercise price of the Rights is subject to adjustment in the event that Delta Woodside makes certain types of distributions with respect to the Common Stock. Paragraph 11(c), however, also originally contained a "carve-out" intended to prevent any such adjustment from being made if the proposed spin-offs of Delta Woodside's Duck Head Apparel Company and Delta Apparel Company divisions are consummated prior to March 31, 2000. Delta Woodside does not expect the spin-offs to be consummated by that date, but does believe that it is in the best interest of its shareholders that no adjustment to the exercise price of the Rights occur if the spin-offs are consummated after such date. Consequently, Delta Woodside and the Rights Agent have amended the Rights Agreement to extend the March 31, 2000 deadline with respect to the spin-offs until July 31, 2000. A copy of Amendment No. 1 to the Rights Agreement is included as Exhibit 4.1.2 hereto.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Not  applicable.

     (b) Although pro forma financial statements are not required to be included in this filing by the instructions to Form 8-K, Delta Woodside has elected to include pro forma financial statements for Delta Woodside in this filing because each of the Amended Delta Apparel Form 10 and the Amended Duck Head Form 10 includes pro forma financial statements, and Delta Woodside believes that pro forma statements for Delta Woodside that correspond to the pro forma statements included in the Amended Delta Apparel Form 10 and the Amended Duck Head Form 10 would be helpful to Delta Woodside's stockholders.

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

     The following unaudited pro forma condensed consolidated financial information has been prepared from and should be read in conjunction with the historical financial statements and the related notes thereto of Delta Woodside incorporated by reference into Delta Woodside's Form 10-K for the fiscal year ended July 3, 1999, and the historical financial statements and the related notes thereto of Delta Woodside included in Delta Woodside's Form 10-Q for the six months ended January 1, 2000.

     The unaudited pro forma condensed consolidated balance sheet has been prepared to give effect to the following transactions as if they occurred on January 1, 2000:

     - The contribution to equity of net intercompany debt owed by Delta Apparel to its parents, the contribution to equity of net intercompany debt owed by Duck Head to its parents and the distribution of Delta Apparel common stock and Duck Head common stock to existing Delta Woodside stockholders.

     -    The  refinancing  of current  existing  debt by Delta Apparel and Duck
          Head.

     - The purchase of the net assets of the Rainsford plant by Delta Apparel from Delta Mills.

     The unaudited pro forma condensed consolidated statements of operations for the year ended July 3, 1999 and for the six months ended January 1, 2000 give effect to the following transactions as if they had occurred at the beginning of the fiscal year ended July 3, 1999:

     - The distribution of Delta Apparel common stock and Duck Head common stock to existing Delta Woodside stockholders.

     - The elimination of corporate expenses associated with a multidivision operation.

     - The reduction in interest expense to Delta Woodside associated with the debt assumed or repaid by Delta Apparel and Duck Head.

     - The interest income on the cash balance generated by the sale of the Rainsford plant.

     Delta Woodside believes that the assumptions used provide a reasonable basis on which to present the unaudited pro forma condensed consolidated financial statements. Delta Woodside is providing the unaudited pro forma condensed consolidated financial statements for informational purposes only. These pro forma condensed consolidated financial statements should not be construed to be indicative of Delta Woodside's results of operations or financial position had the transactions and events described above been consummated on the dates assumed. These pro forma condensed consolidated financial statements also do not project the results of operations or financial position for any future period or date.

                                        DELTA WOODSIDE INDUSTRIES, INC.
                            UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                             AS AT JANUARY 1, 2000
                                                (IN THOUSANDS)


                                                                      Pro Forma         Pro Forma
                                                       Historical    Adjustments       As Adjusted
                                                       -----------  ------------------------------
ASSETS
Current Assets
    Cash and cash equivalents                              $39,350        $7,469  (1)   $46,819
    Accounts receivable
       Factor                                               52,796                       52,796
       Customer                                                257         3,198  (2)     3,455
                                                       -----------  -------------      ---------
                                                            53,053         3,198         56,251
    Less allowances for doubtful accounts and returns          120                          120
                                                       -----------  -------------      ---------
                                                            52,933         3,198         56,131
   Inventories:
      Finished goods                                        10,782                       10,782
      Work in process                                       26,430                       26,430
      Raw material and supplies                              7,063                        7,063
                                                       -----------  -------------      ---------
                                                            44,275             0         44,275

   Net current assets of discontinued operations            49,054       (48,412) (3)       642
   Deferred income taxes                                     2,186        (2,186) (5)         0
   Prepaid expenses and other current assets                   969                          969
                                                       -----------  -------------      ---------
          Total current assets                             188,767       (39,931)       148,836

Property, plant and equipment
   Cost                                                    166,857                      166,857
   Accumulated depreciation                                 71,192                       71,192
                                                       -----------  -------------      ---------
                                                            95,665             0         95,665

Noncurrent assets of discontinued operations                39,526       (39,264) (3)       262
Other assets                                                 7,300                        7,300
                                                       -----------  -------------      ---------
       Total Assets                                       $331,258      ($79,195)      $252,063
                                                       ===========  =============      =========

                                                       ===========  =============      =========

                                DELTA WOODSIDE INDUSTRIES, INC.
                    UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                     AS AT JANUARY 1, 2000

                                        (IN THOUSANDS)


                                                           Pro Forma          Pro Forma
                                             Historical   Adjustments        As Adjusted
                                            ------------  --------------------------------

LIABILITIES
Current liabilities
    Trade accounts payable                       11,691                        11,691
    Accrued and sundry liabilities               18,173                        18,173
    Current portion of long-term debt             6,564        (6,564)  (4)         0
                                            ------------  -------------      ---------
       Total current liabilities                 36,428        (6,564)         29,864

Long-term debt (less current portion)           150,028           (28)  (4)   150,000
Deferred income  taxes                            4,295        (4,295)  (5)         0
Other liabilities and deferred credits            8,523        (1,310)  (3)     7,213

SHAREHOLDERS EQUITY
Common Stock, par value $.01 - Authorized
50,000,000 shares issued and outstanding
23,864,000 shares at January 1, 2000                239                           239
Additional paid in capital                      161,098       (66,998)  (3)    94,100
Accumulated deficit                             (29,353)                      (29,353)
                                            ------------  -------------      ---------
                                                131,984       (66,998)         64,986

                                            ------------  -------------      ---------
Total Liabilities and Equity                   $331,258      ($79,195)       $252,063
                                            ============  =============      =========


NOTES  TO  UNAUDITED  PRO  FORMA  CONDENSED  CONSOLIDATED  BALANCE  SHEET

JANUARY  1,  2000

(in  thousands  of  dollars,  unless  otherwise  noted)

The following is a summary of the adjustments reflected in the unaudited pro forma condensed consolidated balance sheet:

(1) To reflect the transfer of cash to Delta Apparel and Duck Head in conjunction with the transaction ($248), the contribution of cash to Duck Head to fund primarily the repayment of its existing mortgage debt ($6,800), and the purchase of the net assets of the Rainsford plant by Delta Apparel from Delta Mills at a cash purchase price equal to the net book value of the assets less the net book value of certain assumed liabilities ($14,517).

(2) To reflect a receivable from Delta Apparel related to yarn sales from Delta Mills which was previously classified as an inter-company receivable and therefore eliminated upon consolidation.

(3) To reflect the spin-off of the assets and liabilities of Delta Apparel and Duck Head.

(4) To reflect the assumption or payoff of Delta Woodside debt by Delta Apparel and Duck Head.

(5)  To  reflect  reclassifications  and  spin-off  of  income  tax  attributes.

                                   DELTA WOODSIDE INDUSTRIES, INC.
                      PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                    FISCAL YEAR ENDED JULY 3, 1999
                               (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                          Unaudited
                                                              -----------------------------------
                                                                Pro Forma              Pro Forma
                                                 Historical    Adjustments            As Adjusted
                                                ------------  -------------           -----------
Net sales                                       $   493,027      ($178,572)  (5)      $314,455
Cost of goods sold                                  420,763       (163,019)  (5)       257,744
                                                ------------  -------------           ---------
  Gross profit on sales                              72,264        (15,553)             56,711

Selling, general, and administrative expense         69,175        (51,115)  (1)&(5)    18,060
Restructuring and impairment charge                  13,996        (13,996)  (5)             0
Other income (expense)                               (1,295)         1,421   (5)           126
                                                ------------  -------------           ---------
  Operating profit                                  (12,202)        50,979              38,777

Interest expense                                     19,929         (1,077)  (2)        18,852
Interest (income)                                      (467)          (525)  (3)          (992)
                                                ------------  -------------           ---------
  Net interest expense                               19,462         (1,602)             17,860

Income (loss) from continuing operations
   before income taxes                              (31,664)        52,581              20,917
Income tax expense (benefit)                            825         (2,743)  (4)        (1,918)
                                                ------------  -------------           ---------
   Income (loss) from continuing operations         (32,489)        55,324              22,835

(Loss) on disposal of discontinued operations
    less applicable income taxes                     (6,906)             0              (6,906)
                                                ------------  -------------           ---------
Net income (loss)                                  ($39,395)       $55,324             $15,929

Basic and diluted earnings (loss) per share:
  Continuing operations                              ($1.35)         $2.29               $0.94
  Discontinued operations                            ($0.28)         $0.00              ($0.28)
                                                ------------  -------------           ---------
  Net income                                         ($1.63)         $2.29               $0.66
                                                ============  =============           =========

Weighted average shares outstanding                  24,149         24,149              24,149


                                 DELTA WOODSIDE INDUSTRIES, INC.
               UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                 SIX MONTHS ENDED JANUARY 1, 2000
                             (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                           (Unaudited)


                                                              Pro Forma           Pro Forma
                                                Historical    Adjustments        As Adjusted
                                               ------------  -------------       ------------
Net sales                                         $115,388                        $115,388
Cost of goods sold                                 102,948                         102,948
  Gross profit on sales                             12,440              0           12,440

Selling, general, and administrative expense         8,914           (696)  (1)      8,218
Other income (expense)                                 103                             103
  Operating profit                                   3,629            696            4,325

Interest expense                                     9,137           (114)  (2)      9,023
Interest (income)                                     (542)          (326)  (3)       (868)
  Net interest expense                               8,595           (440)           8,155

Income (loss) from continuing operations
   before income taxes                              (4,966)         1,136           (3,830)
Income tax expense (benefit)                           409            (94)  (4)        315
   Income (loss) from continuing operations         (5,375)         1,230           (4,145)

Income from operations of discontinued
    operations less applicable income taxes          3,143         (3,143)  (5)          0
Net income (loss)                                  ($2,232)       ($1,913)         ($4,145)

Basic and diluted earnings (loss) per share:
  Continuing operations                             ($0.22)         $0.05           ($0.17)
  Discontinued operations                           $ 0.13         ($0.13)          $ 0.00
  Net income                                        ($0.09)        ($0.08)          ($0.17)

Weighted average shares outstanding                 23,832         23,832           23,832


NOTES  TO  UNAUDITED  PRO  FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE FISCAL YEAR ENDED JULY 3, 1999 AND THE SIX MONTHS ENDED JANUARY 1, 2000 (in thousands of dollars, unless otherwise noted)

The following is a summary of the adjustments reflected in the unaudited pro forma condensed consolidated statements of operations:

(1) To reflect the net reduction in general and administrative expenses due to the elimination of corporate expenses associated with a multi division operation. These adjustments totaled $1,880 for year ended July 3, 1999 and $696 for the six months ended January 1, 2000

(2) To reflect the reduction in interest expense to Delta Woodside associated with the net debt assumed or repaid by Delta Apparel and Duck Head.

(3) To reflect interest income on the cash balance generated by the sale of the Rainsford plant.

(4)  To  reflect  the  income  tax  effect  of  the  pro  forma  adjustments.

(5)  To  eliminate  the  results  of  operations of Delta Apparel and Duck Head.

     (c)     Exhibits

             4.1.2 Amendment No. 1 to Shareholder Rights Agreement between Delta Woodside and First Union National Bank as Rights Agent, effective as of March 16, 2000.

             99.1 Information Statement of Delta Apparel, Inc.: Incorporated by reference to Exhibit 99.1 to the Form 10/A of Delta Apparel, Inc. (File No. 1-15583).

             99.2   Information  Statement  of  Duck Head Apparel Company, Inc.:
                    Incorporated by reference to Exhibit 99.1 to the Form 10/A of DH Apparel Company, Inc. (File No. 1-15585).

             99.3 The following portions of the Information Statement of Delta Apparel, included as Exhibit 99.1 to the Amended Delta Apparel Form 10: "The Delta Apparel Distribution", "Relationships Among Delta Apparel, Delta Woodside and Duck Head" and "Interests of Directors and Executive Officers in the Delta Apparel Distribution".

             99.4 The following portions of the Information Statement of Duck Head, included as Exhibit 99.1 to the Amended Duck Head Form 10: "The Duck Head Distribution", "Relationships Among Duck Head, Delta Woodside and Delta Apparel" and "Interests of Directors and Executive Officers in the Duck Head Distribution".

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                DELTA WOODSIDE INDUSTRIES, INC.
                                                (Registrant)


                                                By:/s/ E. Erwin  Maddrey, II
                                                ------------------------------
                                                E.  Erwin  Maddrey,  II
                                                President and Chief Executive
                                                Officer


Date:  March 28, 2000

                                  EXHIBIT INDEX

4.1.2 Amendment No. 1 to Shareholder Rights Agreement between Delta Woodside and First Union National Bank as Rights Agent, effective as of March 16, 2000.

99.3 The following portions of the Information Statement of Delta Apparel, included as Exhibit 99.1 to the Amended Delta Apparel Form 10: "The Delta Apparel Distribution", "Relationships Among Delta Apparel, Delta Woodside and Duck Head" and "Interests of Directors and Executive Officers in the Delta Apparel Distribution".

99.4 The following portions of the Information Statement of Duck Head, included as Exhibit 99.1 to the Amended Duck Head Form 10: "The Duck Head Distribution", "Relationships Among Duck Head, Delta Woodside and Delta Apparel" and "Interests of Directors and Executive Officers in the Duck Head Distribution".